UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018

SURFACE ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-3845	46-5543980
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Hampshire Street, 8th Floor

Cambridge, MA 02139

(617) 714-4096

(Address of principal executive offices, including zip code)

(617) 714-4096

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On May 22, 2018, Surface Oncology, Inc. (the “Company”) entered into a Second Amendment to Lease (the “Second Lease Amendment”) to that certain Lease with BMR-Hampshire LLC dated as of May 13, 2016, as amended by that certain First Amendment to Lease dated as of February 28, 2017 (as amended, the “Original Lease”). The Original Lease provided for 32,018 square feet of research and development, laboratory and office space (the “Original Premises”), at the Company’s offices in Cambridge, Massachusetts (the “Building”). The Second Lease Amendment provides for, among other things, the lease of an additional 33,529 square feet of space at the Building (the “Additional Premises”).

Under the Second Lease Amendment, the term of the Original Lease was extended to co-terminate with the lease of the Additional Premises, which expires ten years after the date the Company is delivered possession of the Additional Premises (the “Extension Term”). The Company will pay annual rent of $71.00 per rentable square foot for the first year of the Extension Term, with annual upward adjustments of $1.00 per rentable square foot for the remainder of the term. The Company is also responsible for its pro rata share of operating expenses, additional rent, and the property management fee, with respect to the Additional Premises. The Company has the right to extend the Extension Term for one additional five year period.

Except as specifically amended by the Second Lease Amendment, the terms of the Original Lease remain in full force and effect.

The foregoing description of the Second Lease Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Second Amendment to Lease, dated May 22, 2018, by and between BMR-Hampshire LLC and Surface Oncology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Surface Oncology, Inc.

Date: May 24, 2018	By:	/s/ J. Jeffrey Goater
J. Jeffrey Goater
President and Chief Executive Officer